UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 22, 2006
QUOVADX, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
7600 E. Orchard Road, Suite 300-S, Greenwood Village, CO 80111
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (303) 488-2019
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
2006 Equity Incentive Plan
Form of Stock Option Agreement - Executive Officers
Form of Restricted Stock Award Agreement - Executive Officers
Form of Stock Option Agreement - Directors
Form of Restricted Stock Award Agreement - Directors

Item 1.01 Entry into a Material Definitive Agreement.
On June 22, 2006, the stockholders of Quovadx, Inc., a Delaware corporation (the “Registrant” or “Company”), at the Company’s 2006 Annual Meeting of Stockholders, approved the Quovadx, Inc. 2006 Equity Incentive Plan (the “2006 Incentive Plan”) as an amendment and restatement of the Company’s 1997 Stock Plan (the “1997 Plan”) and 2000 Nonstatutory Stock Option Plan (the “2000 Plan”) (together, the “Prior Plans”).
As of June 20, 2006, options covering an aggregate of 3,069,750 shares of Common Stock were outstanding under the 1997 Plan, 5,515,053 shares of Common Stock remained available for future awards under the 1997 Plan, and options covering an aggregate of 2,027,847 shares of Common Stock were outstanding under the 2000 Plan, and 895,413 shares of Common Stock remained available for future grants under the 2000 Plan. The number of shares of Common Stock reserved for issuance for awards under the 2006 Incentive Plan is 8,579,000, a reduction from an aggregate of 11,508,063 shares reserved for issuance under the Prior Plans as of June 20, 2006.
Upon approval by the stockholders of the 2006 Incentive Plan, all outstanding options under the Prior Plans became subject to the 2006 Incentive Plan, and no further stock awards may be granted under the Prior Plans. Except as otherwise noted below for grants under either of the Prior Plans, such outstanding stock awards will have substantially the same terms as will be in effect for future stock awards under the 2006 Incentive Plan.
Registration Statements Covering the 2006 Incentive Plan
As a result of the amendment and restatement of the Prior Plans being effected upon approval of the 2006 Incentive Plan, the following registration statements on Form S-8 now relate to the 2006 Incentive Plan to the extent those registration statements registered shares of Common Stock issuable under the 1997 Plan or the 2000 Plan, as appropriate:
•	Registration Statement on Form S-8 (File No. 333-30356), as filed with the Securities and Exchange Commission on February 14, 2000;

•	Registration Statement on Form S-8 (File No. 333-67436), as filed with the Securities and Exchange Commission on August 13, 2001;

•	Registration Statement on Form S-8 (File No. 333-438408), as filed with the Securities and Exchange Commission on May 16, 2002;

•	Registration Statement on Form S-8 (File No. 333-104184), as filed with the Securities and Exchange Commission on April 1, 2003; and

•	Registration Statement on Form S-8 (File No. 333-113781), as filed with the Securities and Exchange Commission on March 19, 2004.
General
The following description of the 2006 Incentive Plan is qualified in its entirety by reference to the complete text of the 2006 Incentive Plan, which is attached to this Report as Exhibit 10.1. Also attached as Exhibits 10.2 through 10.5 are the forms of stock option and restricted stock award agreements to be entered into with executive officers and directors with respect to grants under the 2006 Incentive Plan.
The 2006 Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, performance cash awards and other forms of equity compensation (collectively, “awards”). By contrast, the 1997 Plan provided for the grant of incentive stock options, nonstatutory stock options, restricted stock, stock appreciation rights, performance shares and performance units, and the 2000 Plan provided for the grant of nonstatutory stock options only. Incentive stock options granted under the 2006 Incentive Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonstatutory stock options granted under the 2006 Incentive Plan are not intended to qualify as incentive stock options under the Code.

Administration
The Board administers the 2006 Incentive Plan. Subject to the provisions of the 2006 Incentive Plan, the Board has the power to construe and interpret the 2006 Incentive Plan, to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, or strike price of each award, the type of consideration permitted to exercise or purchase each award and other terms of the award.
The Board has the power to delegate some or all of the administration of the 2006 Incentive Plan to a committee or committees. In the discretion of the Board, a committee may consist (i) solely of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, or (ii) solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. The Board has delegated administration of the 2006 Incentive Plan to the compensation committee of the Board. As used herein with respect to the 2006 Incentive Plan, the “Board” refers to any committee the Board appoints or, if applicable, any subcommittee, as well as to the Board itself.
Stock Subject to the 2006 Equity Incentive Plan
An aggregate of 8,579,000 shares of Common Stock is reserved for issuance under the 2006 Incentive Plan. Shares may be issued in connection with a merger or acquisition as permitted by the rules of the applicable national securities exchange, and such issuance shall not reduce the number of shares available for issuance under the 2006 Incentive Plan.
If an award granted under the 2006 Incentive Plan (including all awards outstanding under the Prior Plans on the effective date of the 2006 Incentive Plan) expires or otherwise terminates without being exercised in full, or if any shares of Common Stock issued pursuant to an award are forfeited to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the shares of Common Stock not issued under such award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the 2006 Incentive Plan.
If any shares subject to an award are not delivered to a participant because such shares are withheld for the payment of taxes or the award is exercised through a reduction of shares subject to the stock award (i.e., “net exercised”), the number of shares that are not delivered shall remain available for issuance under the 2006 Incentive Plan. By contrast, neither the 1997 Plan nor the 2000 Plan included such a provision.
If the exercise price of any stock award is satisfied by tendering shares of Common Stock held by the participant, then the number of shares so tendered shall remain available for issuance under the 2006 Incentive Plan. By contrast, neither the 1997 Plan nor the 2000 Plan included such a provision. The maximum number of shares that may be issued pursuant to the exercise of incentive stock options under the 2006 Incentive Plan is equal to the total share reserve.
No employee may be granted options and stock appreciation rights under the 2006 Incentive Plan covering more than 1,500,000 shares of Common Stock during any calendar year, unless the options and stock appreciation rights are to be granted in the calendar year of such individual’s commencement of service to the Company, in which case the participant may be granted options or stock appreciation rights covering an additional 1,500,000 shares (“Section 162(m) Limitation”).

Eligibility
Incentive stock options may be granted under the 2006 Incentive Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), consultants and directors of the Company and its affiliates are eligible to receive all other types of awards under the 2006 Incentive Plan. Eligibility for awards under the 1997 Plan was identical to that under the 2006 Incentive Plan, but by contrast, under the 2000 Plan options could not be granted to any director of the Company or to any officer within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
No incentive stock option may be granted under the 2006 Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2006 Incentive Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.
Terms of Options
Options may be granted under the 2006 Incentive Plan pursuant to stock option agreements. The following is a description of the permissible terms of options under the 2006 Incentive Plan. Individual option agreements may be more restrictive as to any or all of the permissible terms described below.
Exercise Price. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options may not be less than 100% of the fair market value of the stock on the date of grant. By contrast, under the 1997 Plan and the 2000 Plan the exercise price of nonstatutory stock options was determined by the Board; provided, however, that under the 1997 Plan, the exercise price of nonstatutory stock options intended to qualify as “performance-based compensation” under Section 162(m) of the Code could not be less than 100% of the fair market value of the stock on the date of grant.
Consideration. The exercise price of options granted under the 2006 Incentive Plan may be paid, to the extent permitted by applicable law and at the discretion of the Board, (i) by cash or check, (ii) by bank draft or money order, (iii) pursuant to a broker-assisted cashless exercise, (iv) by delivery of other Common Stock of the Company, (v) pursuant to a net exercise arrangement, or (vi) in any other form of legal consideration acceptable to the Board. Under the 1997 Plan, the exercise price of options could be paid, at the discretion of the Board, (i) by cash or check, (ii) by promissory note, (iii) pursuant to a broker-assisted cashless exercise, (iv) by delivery of other Common Stock of the Company, or (v) by any combination of the foregoing. Under the 2000 Plan, the exercise price of options could be paid, at the discretion of the Board, (i) by cash or check, (ii) pursuant to a broker-assisted cashless exercise, (iii) by delivery of other Common Stock of the Company, (iv) by a reduction in the amount of any Company liability to the participant, (v) in any other form of legal consideration, or (vi) by any combination of the foregoing.
Vesting. Options granted under the 2006 Incentive Plan may become exercisable in cumulative increments, or “vest,” as determined by the Board. Vesting typically will occur during the optionholder’s continued service with the Company or an affiliate, whether such service is performed in the capacity of an employee, consultant or director (collectively, “service”) and regardless of any change in the capacity of the service performed. Shares covered by different options granted under the 2006 Incentive Plan may be subject to different vesting terms, provided that no option granted to a non-exempt employee for purposes of the Fair Labor Standards Act shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the option. The Board has the authority to accelerate the time during which an option may vest or be exercised. In addition, options granted under the 2006 Incentive Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares if the participant’s service terminates before vesting.

Tax Withholding. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant or by a combination of these means.
Term. The maximum term of options granted under the 2006 Incentive Plan is 10 years, except that in certain cases (see “Eligibility”) the maximum term is five years.
Termination of Service. Options granted under the 2006 Incentive Plan generally terminate three months after termination of the participant’s service unless (i) termination is due to the participant’s disability, in which case the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months following termination; (ii) the participant dies before the participant’s service has terminated, or within the period (if any) specified in the option agreement after the termination of the participant’s service for a reason other than death, in which case the option may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 18 months following the participant’s death by the person or persons to whom the rights to such option have passed; or (iii) the option by its terms specifically provides otherwise. The option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term. By contrast, under the 1997 Plan and the 2000 Plan, in the event of a participant’s death, the option could be exercised (to the extent the option was exercisable at the time of the participant’s death) within 12 months following the participant’s death by the person or persons to whom the rights to such option have passed.
Restrictions on Transfer. Unless provided otherwise by the Board, a participant in the 2006 Incentive Plan may not transfer an option other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. During the lifetime of the participant, only the participant (or the transferee pursuant to a domestic relations order) may exercise an option. A participant may also designate a beneficiary who may exercise an option following the participant’s death. Shares subject to repurchase by the Company pursuant to an early exercise arrangement may be subject to restrictions on transfer that the Board deems appropriate.
Terms of Restricted Stock Awards
Restricted stock awards may be granted under the 2006 Incentive Plan pursuant to restricted stock award agreements.
Consideration. A restricted stock award may be awarded in consideration for past or future services actually rendered to the Company or an affiliate, or any other form of legal consideration that may be acceptable to the Board.
Vesting. Shares of stock acquired under a restricted stock award may, but need not be, subject to forfeiture or a repurchase option in favor of the Company in accordance with a vesting schedule as determined by the Board. The Board has the authority to accelerate the vesting of stock acquired pursuant to a restricted stock award.
Termination of Service. Upon termination of a participant’s service, the Company may repurchase or otherwise reacquire any forfeited shares of stock that have not vested as of such termination under the terms of the applicable restricted stock award agreement.
Restrictions on Transfer. Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as determined by the Board.
Limits. Under the 1997 Plan, no participant could be granted restricted stock awards covering more than 500,000 shares of Common Stock during any fiscal year, unless the restricted stock awards are to be granted in the fiscal year of a participant’s commencement of service as an employee of the Company, in which case such employee could be granted restricted stock awards covering an additional 500,000 shares.

Terms of Restricted Stock Unit Awards
Restricted stock unit awards may be granted under the 2006 Incentive Plan pursuant to restricted stock unit award agreements.
Consideration. The purchase price, if any, for restricted stock unit awards may be paid in any form of legal consideration acceptable to the Board.
Settlement of Awards. A restricted stock unit award may be settled by the delivery of shares of the Company’s Common Stock, in cash, or by any combination of these means or in any other form of consideration as determined by the Board.
Vesting. Restricted stock unit awards vest at the rate specified in the restricted stock unit award agreement as determined by the Board. However, at the time of grant, the Board may impose additional restrictions or conditions that delay the delivery of stock or cash subject to the restricted stock unit award after vesting.
Dividend Equivalents. Dividend equivalent rights may be credited with respect to shares covered by a restricted stock unit award. However, the Company does not anticipate paying cash dividends on its Common Stock for the foreseeable future.
Termination of Service. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of service.
Terms of Stock Appreciation Rights
Stock appreciation rights may be granted under the 2006 Incentive Plan pursuant to stock appreciation rights agreements.
Exercise. Each stock appreciation right is denominated in shares of Common Stock equivalents. Upon exercise of a stock appreciation right, the Company will pay the participant an amount equal to the excess of (i) the aggregate fair market value of the Company’s Common Stock on the date of exercise, over (ii) the strike price determined by the Board on the date of grant.
Term. The maximum term of stock appreciation rights granted under the 2006 Employee Plan is 10 years.
Strike Price. The strike price of stock appreciation rights may not be less than 100% of the fair market value of the common stock equivalents subject to the stock appreciation rights on the date of grant. Under the 1997 Plan, the strike price of stock appreciation rights was determined by the Board in its sole discretion.
Settlement of Awards. The appreciation distribution upon exercise of a stock appreciation right may be paid in cash, shares of the Company’s Common Stock, in any combination of the two or any other form of consideration determined by the Board.
Vesting. Stock appreciation rights vest and become exercisable at the rate specified in the stock appreciation right agreement as determined by the Board.
Termination of Service. Upon termination of a participant’s service, the participant generally may exercise any vested stock appreciation right for three months (or such longer or shorter period specified in the stock appreciation rights agreement) after the date such service relationship ends. However, in no event may a stock appreciation right be exercised beyond the expiration of its term. By contrast, under the 1997 Plan, upon termination of a participant’s service the participant generally could exercise any vested stock appreciation right for three months after such termination of service unless (i) termination is due to the participant’s disability, in which case the stock appreciation right may be exercised (to the extent the stock appreciation right was exercisable at the time of the termination of service) at any time within 12 months following termination; (ii) the participant dies before the participant’s service has terminated, in which case the stock appreciation right may be exercised (to the extent the stock appreciation right was exercisable at the time of the participant’s death) within 12 months following the participant’s death by the person or persons to whom the rights to such stock appreciation right have passed; or (iii) the stock appreciation right by its terms specifically provides otherwise.
Terms of Other Equity Awards
The Board may grant other equity awards that are valued in whole or in part by reference to the Company’s Common Stock. Subject to the provisions of the 2006 Incentive Plan, the Board has the authority to determine the persons to whom and the dates on which such other equity awards will be granted, the number of shares of Common Stock (or cash equivalents) to be subject to each award, and other terms and conditions of such awards.
Terms of Performance-Based Awards
Under the 2006 Incentive Plan, an award may be granted, vest or be exercised based upon the attainment during a certain period of time of certain performance goals. All employees, consultants or directors of the Company and its affiliates are eligible to receive performance-based awards under the 2006 Incentive Plan. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained shall be determined by the Board. The maximum benefit to be received by any individual in any calendar year attributable to performance-based stock awards may not exceed the value of 500,000 shares of the Company’s Common Stock, unless the performance-based stock awards are to be granted in the calendar year of such individual’s commencement of service to the Company, in which case the maximum benefit to be received shall not exceed the value of 1,000,000 shares of the Company’s Common Stock. The maximum amount to be received by any individual in any calendar year attributable to performance-based cash awards may not exceed $1,000,000.
In granting a performance-based award, the Board will set a period of time (a “performance period”) over which the attainment of one or more goals (“performance goals”) will be measured for the purpose of determining whether the award recipient has a vested right in or to such award. Within the time period prescribed by Section 162(m) of the Code (typically before the 90th day of a performance period), the Board will establish the performance goals, based upon one or more pre-established criteria (“performance criteria”) enumerated in the 2006 Incentive Plan and described below. As soon as administratively practicable following the end of the performance period, the Board will certify (in writing) whether the performance goals have been satisfied.
Performance goals under the 2006 Incentive Plan shall be determined by the Board, based on one or more of the following performance criteria: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre-tax profit; (xiv) operating cash flow; (xv) sales or revenue targets; (xvi) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xviii) improvement in or attainment of working capital levels; (xix) economic value added (or an equivalent metric); (xx) market share; (xxi) cash flow; (xxii) cash flow per share; (xxiii) share price performance; (xxiv) debt reduction; (xxv) implementation or completion of projects or processes; (xxvi) customer satisfaction; (xxvii) stockholders’ equity; (xxviii) market capitalization; and (xxix) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.
Under the 1997 Plan, performance goals could be determined by the Board based on one or more of the following performance criteria: (i) cash position, (ii) earnings per share, (iii) net income, (iv) operating cash flow, (v) operating income, (vi) return on assets, (vii) return on equity, (viii) return on sales, (ix) revenue, and (x) total stockholder return.
The Board is authorized to determine whether, when calculating the attainment of performance goals for a performance period: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any

“extraordinary items” as determined under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals.
Compensation attributable to performance-based awards under the 2006 Incentive Plan qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied.
Repricing Provisions
Under the 2006 Incentive Plan, neither the Board nor any committee has the authority to: (i) reprice any outstanding stock awards under the 2006 Incentive Plan, or (ii) cancel and re-grant any outstanding stock awards under the 2006 Incentive Plan, unless the stockholders of the Company have approved such an action within 12 months prior to such an event. By contrast, under the 1997 Plan and the 2000 Plan, the Board had the authority to (i) reduce the exercise price of any award to the then current fair market value if the fair market value of the Common Stock covered by such award has declined since the date of grant of such award and (ii) initiate an option exchange program whereby outstanding options are exchanged for options with a lower exercise price.
Adjustment Provisions
If any change is made to the outstanding shares of the Company’s Common Stock without the Company’s receipt of consideration (whether through merger, consolidation, reorganization, stock dividend, or stock split or other specified change in the capital structure of the Company), appropriate adjustments will be made to: (i) the maximum number and/or class of securities issuable under the 2006 Incentive Plan, (ii) the maximum number and/or class of securities that may be issued pursuant to incentive stock options, (iii) the maximum number and/or class of securities for which any one person may be granted options and/or stock appreciation rights or performance-based awards per calendar year pursuant to the Section 162(m) Limitation, and (iv) the number and/or class of securities and the price per share in effect under each outstanding award under the 2006 Incentive Plan.
Effect of Certain Corporate Events
Under the 2006 Incentive Plan, unless otherwise provided in the applicable stock award agreement, in the event of a dissolution or liquidation of the Company, all outstanding stock awards (other than stock awards consisting of vested and outstanding shares of Common Stock not subject to the Company’s repurchase right) will terminate immediately prior to the completion of such dissolution or liquidation, and any shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company. However the Board may, in its sole discretion, cause some or all outstanding stock awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture before the dissolution or liquidation is completed, but contingent on its completion. The Board shall notify each participant of the proposed dissolution or liquidation and the treatment of such participant’s stock awards no later than 15 days prior to the effective date of the proposed transaction.
Under the 2006 Incentive Plan, unless otherwise provided in a written agreement between the Company or any affiliate and the holder of an award, in the event of a corporate transaction (as defined in the 2006 Incentive Plan and described below), all outstanding stock awards under the 2006 Incentive Plan may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such stock awards, the vesting and exercisability provisions of such stock awards will be accelerated in full and such stock awards will terminate if not exercised within 15 days after the date of written notice from the Board, and any reacquisition or repurchase rights held by the Company with respect to stock awards will lapse. Under the 1997 Plan and the 2000 Plan, in the event that a successor corporation does not assume or substitute for the awards upon a corporate transaction (as defined in the 1997 Plan and the 2000 Plan), the vesting and exercisability provisions of all outstanding awards would be accelerated in full, and under the 1997 Plan, all restrictions on restricted stock and all performance goals or other vesting criteria with respect to performance shares and performance units were as determined by the Board.

In the event a stock award will terminate if not exercised, the Board may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but will receive a payment equal to the excess of the value of the property the holder would have received upon exercise over any exercise price. By contrast, neither the 1997 Plan nor the 2000 Plan included such a provision.
For purposes of the 2006 Incentive Plan, a corporate transaction will be deemed to occur in the event of (i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries, (ii) a sale or other disposition of at least 90% of the outstanding securities of the Company, (iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation, or (iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise. For purposes of the 1997 Plan and the 2000 Plan, a corporate transaction was deemed to occur in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company.
A stock award may be subject to additional acceleration of vesting and exercisability upon or after the occurrence of certain specified change in control transactions (as defined below), as may be provided in the agreement for such award or as may be provided in any other written agreement between the Company or an affiliate and the participant, but in the absence of such provision, no such acceleration shall occur. Certain award agreements under the 2006 Incentive Plan provide that options and restricted stock awards granted to members of the Board shall become fully vested and exercisable upon a change in control. Certain other award agreements under the 2006 Incentive Plan provide that options and restricted stock awards granted to certain executives shall become fully vested and exercisable in the event such executive’s service terminates within 3 months before and 12 months after a change in control due to (i) an involuntary termination (excluding death or disability) without “cause” (as defined in the applicable agreement), or (ii) a voluntary termination for “good reason” (as defined in the applicable agreement).
For purposes of the 2006 Incentive Plan, a change in control will mean the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the direct or indirect owner of securities of the Company representing more than 50% of the combined voting power of the outstanding securities other than by virtue of a merger, consolidation or similar transaction; (ii) a merger, consolidation or similar transaction involving the Company directly or indirectly, and immediately after consummation of such transaction the stockholders of the Company immediately prior thereto do not directly or indirectly own either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity; (iii) a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and subsidiaries, other than to an entity more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction; or (iv) a change in the composition of the Board, as a result of which fewer than a majority of the directors are incumbent directors.
Under the 1997 Plan, options and restricted stock awards became fully vested and exercisable upon a change in control. For purposes of the 1997 Plan, a change in control meant the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d)of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation after which the voting securities of the Company outstanding immediately prior thereto continue to represent (whether by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company, or such surviving entity or its parent outstanding immediately after such merger or consolidation, or (iv) a change in the composition of the Board, as a result of which fewer than a majority of the directors are incumbent directors.
The acceleration of vesting of an award in the event of a corporate transaction or a change in control event under the 2006 Incentive Plan may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.
Duration, Amendment and Termination
The Board may suspend or terminate the 2006 Incentive Plan without stockholder approval or ratification at any time. Unless sooner terminated, the 2006 Incentive Plan will terminate on April 20, 2016.
The Board may amend or modify the 2006 Incentive Plan at any time. However, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable law or applicable exchange listing requirements.
The Board also may submit any other amendment to the 2006 Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Exhibit

10.1	Quovadx, Inc. 2006 Equity Incentive Plan
10.2	Form of Stock Option Agreement for grants to Executive Officers under the Quovadx, Inc. 2006 Equity Incentive Plan
10.3	Form of Restricted Stock Award Agreement for grants to Executive Officers under the Quovadx, Inc. 2006 Equity Incentive Plan
10.4	Form of Stock Option Agreement for grants to Directors under the Quovadx, Inc. 2006 Equity Incentive Plan
10.5	Form of Restricted Stock Award Agreement for grants to Directors under the Quovadx, Inc. 2006 Equity Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.

Date: June 22, 2006
/s/ Linda K. Wackwitz

Linda K. Wackwitz
Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit

10.1	Quovadx, Inc. 2006 Equity Incentive Plan
10.2	Form of Stock Option Agreement for grants to Executive Officers under the Quovadx, Inc. 2006 Equity Incentive Plan
10.3	Form of Restricted Stock Award Agreement for grants to Executive Officers under the Quovadx, Inc. 2006 Equity Incentive Plan
10.4	Form of Stock Option Agreement for grants to Directors under the Quovadx, Inc. 2006 Equity Incentive Plan
10.4	Form of Restricted Stock Award Agreement for grants to Directors under the Quovadx, Inc. 2006 Equity Incentive Plan